Summary Prospectus

MAY 1, 2019

ProFund VP Banks

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's Full Prospectus, which contains more information about the Fund and its risks. The Fund's Full Prospectus, dated May 1, 2019, and Statement of Additional Information, dated May 1, 2019, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProFunds.com/variable_products.html; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

ProFund VP Banks (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BanksSM Index (the "Index").

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.71%
Recoupment*	0.03%
Other Operating Expenses	0.68%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.71%
Fee Waiver/Reimbursements*	-0.03%
Total Annual Fund Operating Expenses* †	1.68%

*  ProFund Advisors LLC ("ProFund Advisors") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2020. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. The "Recoupment" line shows gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund — the gross amount of this waiver/reimbursement is shown separately in the "Fee Waivers/Reimbursements" line. The recoupment shown did not cause the Fund's expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

†  The information in the table has been restated to reflect current fees and expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Banks	$171	$536	$925	$2,017

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's annual portfolio turnover rate was 324% of the average value of its entire portfolio.

Principal Investment Strategies

The Fund invests in financial instruments that ProFund Advisors believes, in combination, should have similar return characteristics as the return of the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans and money transmissions. The Index is published under the Bloomberg ticker symbol "DJUSBK."

The Fund will invest principally in the financial instruments set forth below.

>  Equity Securities — The Fund invests in common stock issued by public companies.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with the Fund's investment objective. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProFund Advisors does not invest the assets of the Fund in securities based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on December 31, 2018, the Index was concentrated in the financials industry group.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and

ProFund VP Banks :: 3

investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Banks Industry Risk — The Fund is subject to risks faced by companies in the banks industry to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-sector consolidation and competition. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted. The banks industry may also be affected by risks that affect the broader financial services industry. As of December 31, 2018, the Fund had significant exposure to J.P. Morgan Chase & Co. Information about J.P. Morgan Chase & Co. may be found on the SEC's website (www.sec.gov).

Correlation Risk — A number of factors may affect the Fund's ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. Factors that may adversely affect the Fund's correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all of its assets in the types of financial instruments that make up the Index in approximately the same proportion as the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to financial instruments may be different from that of the Index. In addition, the Fund may invest in financial instruments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific financial instruments. The ability to trade certain financial instruments may be restricted, which may result in the Fund being unable to trade those and other related financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

Financials Industry Risk — The Fund is subject to risks faced by companies in the financials industry to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; and increased inter-sector consolidation and competition in the financials industry. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials industry as a whole cannot be predicted.

Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProFund Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The particular Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

Large-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of large-cap companies. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the financial instruments in which the Fund invests may be

4 :: ProFund VP Banks

disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Non-Diversification Risk — The Fund is classified as "non-diversified" under the Investment Company Act of 1940 ("1940 Act"), and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund's volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs. Each of these factors could have a negative impact on the performance of the Fund.

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company ("RIC") and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk — In certain circumstances, (e.g., if ProFund Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProFund Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProFund Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund's investment results have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with different broad measures of market performance. The Fund's performance information reflects applicable fee waivers and expense limitations in effect during the period presented. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 06/30/2009): 35.55%;

Worst Quarter (ended 03/31/2009): -38.71%.

Average Annual Total Returns

For the period ended December 31, 2018

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Banks	-17.90%	5.57%	5.90%	05/01/02
S&P 500® #	-4.38%	8.49%	13.12%
Dow Jones U.S. BanksSM Index#	-16.54%	7.38%	8.06%

#  Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Management

The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Dave, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and March 2018, respectively.

ProFund VP Banks :: 5

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions will generally not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are a holder of such a contract or policy, or if you are investing through a pension or retirement plan that is a tax-advantaged arrangement, you may be taxed later upon distributions with respect to or from those contracts or arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or may be a factor in the insurance company's decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary's website or consult the prospectus for the contract or policy.

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P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122
Fax Number: (800) 782-4797

Website Address: ProFunds.com

Investment Company Act File No. 811-08239

PROVP-MAY19